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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              =====================

                                    FORM 8-K

                              =====================

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 29, 2002
                          ----------------------------
                Date of report (Date of earliest event reported)

                            KIMCO REALTY CORPORATION
             (exact name of registrant as specified in its charter)


           MARYLAND                                 1-10899                              13-2744380
     --------------------                   ----------------------                  --------------------
(State or other jurisdiction of            (Commission File Number)            (I.R.S. Employer Identification
incorporation or organization)                                                             Number)

           3333 New Hyde Park Road, New Hyde Park, New York 11042-0020
        -----------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (516) 869-9000
        -----------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.

                  On December 3, 2001, Kimco Realty Corporation (the "Company") announced that it had named The Bank of New York as its Stock Transfer Agent and Plan Administrator for its Dividend Reinvestment and Direct Stock Purchase Plan.

                  A copy of the Company's Dividend Reinvestment and Direct Stock Purchase Plan has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)       None.

The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

4.9      Kimco Realty Corporation Dividend Reinvestment and Direct Stock
         Purchase Plan.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              KIMCO REALTY CORPORATION




                              By:  /s/ Michael V. Pappagallo
                                   ---------------------------------
                                   Name:  Michael V. Pappagallo
                                   Title: Vice President and Chief
                                          Financial Officer

Date: May 28, 2002



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                                  EXHIBIT INDEX

EXHIBIT NO.               DOCUMENT DESCRIPTION

4.9                       Kimco Realty Corporation Dividend Reinvestment and
                          Direct Stock Purchase Plan.